Summary of Significant Accounting Policies - Property, Plant and Equipment, Net (Detail) - USD ($) $ in Millions	Sep. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Property, Plant and Equipment, Net
Land		$ 105	$ 99
Buildings and leasehold improvements		1,260	1,240
Machinery and equipment		2,259	2,101
Construction in progress		2,109	1,518
Total property, plant and equipment, at cost		5,733	4,958
Accumulated depreciation		(1,541)	(1,582)
Property, plant and equipment (PP&E), net	$ 4,809	$ 4,192	$ 3,376